Non-cash items	9 Months Ended
May 31, 2025
Non-cash Items
Non-cash items

22.	Non-cash items

	Nine months ended May 31,
	2025	2024
Depreciation	$2,349	$1,493
Change in fair value of derivative financial instruments (Note 12)	(1,461)	677
Share-based compensation expense (Note 14)	2,027	1,705
Accretion of provision for reclamation	106	81
Deferred income tax expense (Note 8)	2,632	3,027
Accretion of lease liabilities (Note 10)	256	3
Deferred revenue (Note 9)	398	410
Accretion of deferred revenue (Note 9)	230	360
Foreign exchange losses	95	216
Financing costs expensed (Note 5)	953	—
VAT impaired	20	—
Total non-cash items	$7,605	$7,972

For the nine months ended May 31, 2025, a decrease in amounts payable and accrued liabilities related to purchase of mineral property, plant and equipment was $1.1 million (2024 – increase of $1.9 million).